SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 1, 2001

                    DISCOVERY CAPITAL FUNDING CORPORATION
              (Exact name of registrant as specified in its charter)

      Delaware                    0-31453              23-3048627
    (State or other          (Commission File        (I.R.S. Employer
    jurisdiction of               Number)            Identification No.)
    incorporation)

                        3 Broad Street, Suite 300
                     Charleston, South Carolina 29401
           (Address of principal executive offices) (Zip Code)

                             (843) 534-1330
            (Registrant's telephone number, including area code)

Item 1.     Changes in Control of Registrant.

(a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") dated March 1, 2001, Discovery Capital Funding Corporation ("DCFC" or the "Company"), a Delaware corporation, acquired 9,000,000 shares of common stock of BiLogic, Inc. ("BiLogic"), a Delaware corporation, from the sole shareholder thereof in an exchange for 9,000,000 shares of common stock of DCFC (the "Acquisition"). In addition, the Company agreed to pay a consulting fee of $20,000 to a principle of the Company prior to the transaction to assist in the transition of ownership. Finally, Dotcom Ventures, Ltd., cancelled 3,000,000 of its 5,000,000 shares of DCFC Common Stock.

The Acquisition was approved by the unanimous consent of the Board of Directors of DCFC on February 28, 2001, and closed on March 1, 2001. As a result of and pursuant to the Acquisition, William Tay resigned as the sole director and officer of DCFC, and Dr. Satish Shah was appointed as the sole director and officer of DCFC. Dr. Shah is the chairman and sole director of BiLogic.

DCFC had 5,000,000 shares of common stock issued and outstanding prior to the Acquisition, and 11,000 000 shares of common stock issued and outstanding immediately following the Acquisition.

A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of DCFC's current director and executive officer and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

Name and Position          Number of Shares of          Percent of Common
                             of Common Stock            Stock Beneficially
                           Beneficially Owned              Owned (1)

Dr. Satish Shah                 9,000,000                   81.8%
Dotcom Ventures, Ltd. (2)       2,000,000                   18.2%

(1) Based upon 11,000,000 shares of Common Stock issued and outstanding as of March 1, 2001.

(2) Mr. William Tay is the sole beneficial owner of Dotcom Ventures, Ltd.

Item 2.     Acquisition Or Disposition Of Assets.

        As described in Item 1 herein, on March 1, 2001, DCFC acquired all of the issued and outstanding common stock of BiLogic from Dr. Satish Shah, the sole shareholder. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the shareholders of DCFC and BiLogic. In evaluating the Acquisition, the shareholder of DCFC used criteria such as the value of assets of BiLogic, BiLogic's ability to manage and expand its business, BiLogic's ability to compete in the market place, BiLogic's current and anticipated business operations, and BiLogic's management's experience and business plan. In evaluating DCFC, BiLogic placed primary emphasis on DCFC's status as a reporting company under
Section 12(g) of the Securities Exchange Act of 1934, as amended, and DCFC's facilitation of BiLogic's goal of becoming a fully reporting company under the Act.

Item 3.     Bankruptcy or Receivership.

Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5.     Other Events.

Not applicable.

Item 6.     Resignations Of Directors And Executive Officers.

William Tay, the sole officer and director of DCFC resigned effective on March 1, 2001. The resignation was pursuant to the transaction described in Item 1 herein, and not as the result of any disagreement with management.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

     (a) Financial Statements of Businesses Acquired: No historical financial statements are required since Bilogic was not engaged in business prior to the consummation of the transaction described herein.

     (b) Pro Forma Financial Information:  None required.

     (c) Exhibits:

Exhibit No.            Description

    2 Agreement and Plan of Reorganization between Discovery Capital Funding Corporation, Dotcom Ventures, Ltd. and BiLogic, Inc.

Item 8.     Change in Fiscal Year.

Not Applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            DISCOVERY CAPITAL FUNDING CORPORATION

Date:  March 15, 2001       /s/ Dr. Satish Shah
                            By: Dr. Satish Shah
                            Its: Chairman of the Board and Chief
                                 Executive Officer